EXHIBIT 10(a)

EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT dated as of March 5, 2018 to the Three-Year Term Loan Credit Agreement dated as of December 29, 2017 ( the “Existing Credit Agreement”) among CAMPBELL SOUP COMPANY (the “Borrower”), the LENDERS party thereto (the “Lenders”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto desire to make certain technical modifications to the calculation of the Financial Covenant under Section 5.09 of the Existing Credit Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement (as defined below) has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment Effective Date, refer to the Credit Agreement as amended hereby (the “Amended Credit Agreement”). This Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement.

SECTION 2. Amendments.

(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“ “Material Acquisition” means any acquisition (including the Acquisition) of all or substantially all of the equity interest in, or property or assets of, a Person, or of assets constituting a business unit, line of business or division of a Person for an aggregate amount of consideration greater than $500,000,000.”

“ “Material Disposition” means any disposition of all or substantially all of the equity interest in, or property or assets of, a Person, or of assets constituting a business unit, line of business or division of a Person for an aggregate amount of consideration greater than $500,000,000.”

(b)    Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the definition of “Consolidated Leverage Ratio” in its entirety and replacing it with the following in lieu thereof:

“ “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Net Debt to (b) Consolidated Adjusted EBITDA for the four fiscal quarter period ended as of such date; provided that, for purposes of calculating Consolidated Adjusted EBITDA for any relevant four quarter period in connection with the determination of compliance with Section 5.09, if during such four quarter period the Borrower or any of its Subsidiaries shall have consummated a Material Acquisition or a Material Disposition, Consolidated Adjusted EBITDA for such four quarter period shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition occurred on the first day of such four quarter period.”
SECTION 3. Effectiveness of Amendment. This Amendment shall become effective and legally binding on the date hereof when the Administrative Agent shall have received from each of the Borrower and the Required

Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment (the date of satisfaction of such condition precedent, the “Amendment Effective Date”). This Amendment shall bind each party’s successors and assigns, including any Person to whom any Lender party hereto assigns any of its interests, rights and obligations under the Existing Credit Agreement.

SECTION 4. Certain Consequences Of Effectiveness.

(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan document in similar or different circumstances.

(c)By signing this Amendment, the Borrower hereby confirms that the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CAMPBELL SOUP COMPANY
By:	/s/ Ashok Madhavan
	Name:	Ashok Madhavan
	Title:	VP & Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

Barclays Bank PLC, as a Lender
By:	/s/ Nicholas Guzzardo
	Name:	Nicholas Guzzardo
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

CoBank, ACB, as a Lender
By:	/s/ Patrick Sauer
	Name:	Patrick Sauer
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Denise DiSimone
	Name:	Denise DiSimone
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

COOPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender
By:	/s/ Michael Lahaie
	Name:	Michael Lahaie
	Title:	Executive Director

By:	/s/ Jennifer Smith
	Name:	Jennifer Smith
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BMO HARRIS BANK N.A., as a Lender
By:	/s/ Jason Deegan
	Name:	Jason Deegan
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Wells Fargo Bank, N.A., as a Lender
By:	/s/ Beth Rue
	Name:	Beth Rue
	Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMorgan Chase Bank, N.A., as a Lender
By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Nikhil Madhok
	Name:	Nikhil Madhok
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A., as a Lender
By:	/s/ Carolyn A. Kee
	Name:	Carolyn A. Kee
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Manufacturers and Traders Trust Company, as a Lender
By:	/s/ Keith A. Mummert
	Name:	Keith A. Mummert
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Bank of America, N.A., as a Lender
By:	/s/ Andrew Wulff
	Name:	Andrew Wulff
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ James Weinstein
	Name:	James Weinstein
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BNP PARIBAS, as a Lender
By:	/s/ Melissa Dyki
	Name:	Melissa Dyki
	Title:	Director

By:	/s/ Richard Pace
	Name:	Richard Pace
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Bank of Tokyo Mitsubishi UFJ, as a Lender
By:	/s/ Charles Shaw
	Name:	Charles Shaw
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]